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                                                                   Exhibit 10.17


             DEED OF VARIATION

             relating to the Service Agreement dated 24 October 1996

             (1)  CG Clarke

             (2)  Pet City Limited

             (3)  PETsMART INC


                                                         Dated 1998 2 September

                                 OSBORNE CLARKE
BRISTOL OFFICE

50 Queen Charlotte Street, Bristol BS1 4HE
Telephone 0117 923 0220 Facsimile 0117 927 9209

LONDON OFFICE

Hillgate House, 26 Old Bailey, London EC4M 7HS
Telephone 0171 600 0155 Facsimile 0171 248 9934

THAMES VALLEY OFFICE

Apex Plaza, Forbury Road, Reading RG1 1AX
Telephone 0118 923 2000 Facsimile 0118 925 0038

Web site: www.osborne-clarke.co.uk

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THIS DEED is made the second day of September 1998

BETWEEN:

(1)  Charles Giles Clarke of Holt Manor, Holt, Wilshire BA14 6PR ("the
     Executive");

(2) Pet City Limited of Unit E, The Dorcan Complex, Faraday Road, Swindon, SN3 5HQ ("the Company"); and

(3)  PETsMART INC. of 19601 North 27th Avenue Phoenix Arizona 35027 ("the
     Parent").

BACKGROUND:

(A) The Executive is employed by the Company as Chief Executive Officer under a Service Agreement dated 24 October 1996.

(B)  The Service Agreement is due to expire on 18 December 1998.

(C) The parties have agreed to extend the Executive's employment in the terms of this Deed.

THIS DEED WITNESSES AS FOLLOWS:

1.   SERVICE AGREEMENT

1.1 The Executive shall continue to be employed under the terms of the Service Agreement until 18 December 1998.

1.2 From 19 December 1998 onwards, the Service Agreement shall remain in place, subject to the variations set out in this deed.

2.   NOTICE

2.1 The term of the Executive's employment referred to at clause 3 of the Service Agreement shall be extended to 18 December 1998.

2.2 From 19 December 1998 onwards, the Executive will be employed as Chief Executive Officer on an ongoing basis consistent with the other provisions of this deed.

2.3 Subject to clause 11 of the Service Agreement, the Executive's employment shall be terminable on twelve months' written notice from any party.

2.4  The Company may elect to pay the Executive in lieu of notice.


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3.   SALARY
3.1 The Executive shall be paid his salary in accordance with the terms of the Service Agreement until 19 December 1998.
3.2 From 19 December 1998, the Executive shall be paid at the rate of 192,000 pounds per annum subject to annual corporate salary review.

This Deed has been completed on the date appearing at the head of page 1.
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EXECUTED as a DEED (but not  )
delivered until the date     )
appearing at the head of     ) C. Donald Dorsey
page 1) by PET CITY LIMITED  )
acting by:                   )

                             Director

                             Director/Secretary

EXECUTED as a DEED (but not  )
delivered until the date     ) C. Donald Dorsey
appearing at the head of     )
page 1) by PETsMART INC      ) Samuel J. Parker
acting by:                   )

                             Director

                             Director/Secretary

SIGNED as a DEED             )
by CHARLES GILES CLARKE      ) Charles Giles Clarke
in the presence of:          )

Signature of witness: M. Johnston
Name:       M. Johnston
Address:    51 Rossley Close
            Peatmoor
            Swindon
Occupation: Personal Assistant